UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Target Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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On May 15, 2009, Target Corporation posted the following text and links on a page on its web site:

May 15, 2009

Target Corporation Comments on Egan-Jones and Proxy Governance Recommendations

In a statement issued by Target, the company welcomed support of Egan-Jones for the Target WHITE proxy card and noted that neither Proxy Governance nor Egan-Jones recommends voting for Bill Ackman.

[Link to news release filed on May 15, 2009]

May 15, 2009

Message from Gregg Steinhafel to Target Team Members

Target team members are encouraged to learn more about the issues to understand what the company believes is really behind Pershing Square’s proxy contest.

[Link to employee message filed on May 15, 2009]